UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2024

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor
Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders of Karyopharm Therapeutics Inc. (the “Company”) held on May 29, 2024 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2022 Plan Amendment”) to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended (the “2022 Plan” and, as further amended by the 2022 Plan Amendment, the “Amended 2022 Plan”). The 2022 Plan Amendment, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, increases the number of shares of common stock of the Company available for issuance under the Amended 2022 Plan by 6,000,000 shares. The Company’s stockholders also approved at the Annual Meeting an amendment (the “ESPP Amendment”) to the Karyopharm Therapeutics Inc. Amended & Restated 2013 Employee Stock Purchase Plan (the “ESPP” and, as further amended by the ESPP Amendment, the “Amended ESPP”). The ESPP Amendment, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, increases the number of shares of common stock authorized for issuance under the Amended ESPP by 5,000,000 shares.

The descriptions of (1) the Amended 2022 Plan contained on pages 33 to 45 and (2) the Amended ESPP contained on pages 46 to 50 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2024 (the “Proxy Statement”), are incorporated herein by reference. Complete copies of the 2022 Plan Amendment and the ESPP Amendment are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders elected Deepika R. Pakianathan, Richard Paulson and Chen Schor as Class II directors, each to serve on the Board for a three-year term until the 2027 annual meeting of stockholders and until his or her resignation or removal or until his or her successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Deepika R. Pakianathan	55,942,175	11,898,716	22,984,379
Richard Paulson, M.B.A.	56,105,696	11,735,195	22,984,379
Chen Schor, M.B.A., C.P.A.	46,571,888	21,269,003	22,984,379

2.

The Company’s stockholders approved an amendment to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended, to increase the number of shares of the Company’s common stock available for issuance thereunder by 6,000,000 shares. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
48,577,256	19,162,909	100,726	22,984,379

3.

The Company’s stockholders approved an amendment to the Karyopharm Therapeutics Inc. Amended & Restated 2013 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 5,000,000 shares. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,691,108	12,052,192	97,591	22,984,379

4.	The Company’s stockholders approved a one-time stock option exchange program for non-executive officer employees. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
60,719,931	7,070,865	50,095	22,984,379

5.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,719,917	12,055,044	65,930	22,984,379

6.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
87,747,448	2,519,068	558,754

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Amendment No. 2 to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36167) filed with the SEC on April 19, 2024)

99.2	Amendment No. 1 to the Karyopharm Therapeutics Inc. Amended & Restated 2013 Employee Stock Purchase Plan (incorporated herein by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36167) filed with the SEC on April 19, 2024)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: May 31, 2024	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary